Exhibit 99.2

Supplemental Operating and Financial Data

First Quarter Ended March 31, 2011

Entertainment Properties Trust

Supplemental Operating and Financial Data

First Quarter Ended March 31, 2011

CAUTIONARY STATEMENT CONCERNING FORWARD LOOKING STATEMENTS

With the exception of historical information, certain statements contained or incorporated by reference herein may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), such as those pertaining to our acquisition or disposition of properties, our capital resources, future expenditures for development projects, and our results of operations. Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of actual events. There is no assurance the events or circumstances reflected in the forward-looking statements will occur. You can identify forward-looking statements by use of words such as “will be,” “intend,” “continue,” “believe,” “may,” “expect,” “hope,” “anticipate,” “goal,” “forecast,” “expects,” “anticipates,” “estimates,” “offers,” “plans” “would,” “may” or other similar expressions or other comparable terms or discussions of strategy, plans or intentions contained or incorporated by reference herein. Forward-looking statements necessarily are dependent on assumptions, data or methods that may be incorrect or imprecise. In addition, references to our budgeted amounts and guidance are forward looking statements. These forward-looking statements represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. Many of the factors that will determine these items are beyond our ability to control or predict. For further discussion of these factors see “Item 1A. Risk Factors” in our most recent Annual Report on Form 10-K and, to the extent applicable, our Quarterly Reports on Form 10-Q.

For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date hereof or the date of any document incorporated by reference herein. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. We do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances after the date hereof.

DEFINITIONS

See pages 29 and 30 for definitions of certain non-GAAP financial measures used in this document.

Entertainment Properties Trust

Company Profile

The Company

Entertainment Properties Trust (“EPR or the Company”) is a self administered and self-managed real estate investment trust. EPR was formed in August 1997 as a Maryland real estate investment trust (“REIT”), and an initial public offering was completed on November 18, 1997.

Since that time, the Company has grown into a leading specialty real estate investment trust with an investment portfolio that includes megaplex theatres and adjacent retail, public charter schools and other destination recreational and specialty investments.

Company Strategy

EPR’s primary business objective is to enhance shareholder value by achieving predictable and increasing Funds from Operations (“FFO”) and dividends per share. Our prevailing strategy is to focus on long-term investments in a limited number of categories in which we maintain a depth of knowledge and relationships, and which we believe offer sustained performance throughout all economic cycles. We believe our focused niche approach provides a competitive advantage, and the potential for higher growth and better yields.

We also adhere to rigorous underwriting and investing criteria, centered on key industry and property level cash flow criteria. As part of our growth strategy we will consider acquiring, developing or financing additional properties which are consistent with our overall strategy and meet our underwriting and investing criteria. In executing our growth strategy, we will employ moderate leverage. We have historically paid out approximately 75% of our FFO in the form of quarterly dividends. This allows investors to realize a portion of their returns on a current basis.

Following are the key criteria against which our investments are evaluated:

Inflection Opportunity - Renewal or restructuring in an industry’s properties

Enduring Value - Real estate devoted to and improving long-lived activities

Excellent Execution - Market-dominant performance that creates value beyond tenant credit

Attractive Economics - Accretive initial returns along with growth in yield

Advantageous Position - Sustainable competitive advantages

Entertainment Properties Trust

Investor Information

Senior Management

David Brain	Greg Silvers
President and Chief Executive Officer	Vice President and Chief Operating Officer

Mark Peterson	Jerry Earnest
Vice President and Chief Financial Officer	Vice President and Chief Investment Officer

Mike Hirons
Vice President, Finance

Company Information

Corporate Headquarters	Trading Symbols
909 Walnut, Suite 200	Common Stock:
Kansas City, MO 64106	EPR
888-EPR-REIT	Preferred Stock:
www.eprkc.com	EPR-PrB
EPR-PrC
Stock Exchange Listing	EPR-PrD
New York Stock Exchange	EPR-PrE

Equity Research Coverage

J.P. Morgan	Anthony Palone	212-622-6682
RBC Capital Markets	Richard Moore	440-715-2646
Citi Global Markets	Michael Bilerman/Gregory Schweitzer	212-816-4471
Keybanc Capital Markets	Jordan Sadler	917-368-2280
FBR Capital Markets & Co.	Gabe Poggi	703-469-1141
BMO Capital Markets	Paul Adornato	212-885-4170
Kansas City Capital	Johnathan Braatz	816-932-8019
Janney Montgomery Scott	Andrew DiZio	215-665-6439

Entertainment Properties Trust is followed by the analysts identified above. Please note that any opinions, estimates, forecasts or recommendations regarding Entertainment Properties Trust’s performance made by these analysts are theirs alone and do not represent opinions, estimates, forecasts or recommendations of Entertainment Properties Trust or its management. Entertainment Properties Trust does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

Entertainment Properties Trust

Selected Financial Information

(Unaudited, dollars and shares in thousands)

	Three Months Ended March 31,
Operating Information	2011	2010
Revenue (1)	$73,622	$71,016
Net income available to common shareholders of Entertainment Properties Trust	34,179	22,523
Earnings before interest, taxes, depreciation and amortization (EBITDA) - continuing operations (2)	58,176	58,373
Earnings before interest, taxes, depreciation and amortization (EBITDA) - discontinued operations (2)	3,592	(6,361)
Adjusted EBITDA - continuing operations (2)	61,249	59,365
Adjusted EBITDA - discontinued operations (2)	3,592	871
Interest expense, net (1)	18,845	16,945
Recurring principal payments	6,262	6,753
Capitalized interest	97	83
Straight-lined rental revenue	518	346
Dividends declared on preferred shares	7,552	7,552
Dividends declared on common shares	32,648	27,875
General and administrative expense	5,468	5,089

	March 31,
Balance Sheet Information	2011	2010
Total assets	2,758,057	2,862,505
Total assets before depreciation (gross assets)	3,063,808	3,135,498
Unencumbered real estate assets (3)
Number	111	50
Gross book value	1,516,115	438,428
Annualized stabilized NOI	141,023	46,285

Total debt	1,050,621	1,308,623
Equity	1,619,629	1,464,993
Common shares outstanding	46,641	42,884
Total market capitalization (using EOP closing price)	3,650,594	3,488,704
Debt/total assets	38%	46%
Debt/total market capitalization	29%	38%
Debt/gross assets	34%	42%
Debt/Adjusted EBITDA (1)(4)	4.29	5.51

(1)	Excludes discontinued operations.
(2)	See pages 29 and 30 for definitions.
(3)	Includes unencumbered rental properties, gross, direct financing lease, net and mortgage notes receivable; excludes property under development and undeveloped land.
(4)	Adjusted EBITDA is for the quarter annualized. See pages 29 and 30 for definitions.

Entertainment Properties Trust

Selected Balance Sheet Information

(Unaudited, dollars in thousands)

	1st Quarter 2011	4th Quarter 2010	3rd Quarter 2010	2nd Quarter 2010	1st Quarter 2010	4th Quarter 2009
Assets
Rental properties:
Megaplex theatres and other retail	$1,948,256	$2,101,795	$2,085,187	$2,069,652	$2,087,909	$1,883,386
Other	224,589	221,896	221,629	221,676	229,894	229,881
Less: accumulated depreciation	(305,751)	(297,068)	(286,392)	(273,286)	(272,993)	(258,638)
Land held for development	184,457	184,457	184,457	184,457	4,457	4,457
Property under development	8,638	5,967	7,671	7,779	9,162	8,272
Mortgage notes receivable (1)
Waterpark	170,517	168,994	168,545	168,545	165,452	163,298
Concord	—	—	—	—	133,119	133,119
Toronto Dundas Square Project	—	—	—	—	—	90,882
Metropolitan ski areas	136,410	136,410	136,410	136,410	136,409	135,581
Investment in a direct financing lease, net	229,801	226,433	225,187	216,419	215,196	169,850
Investment in joint ventures	23,570	22,010	19,334	19,423	4,356	4,080
Cash and cash equivalents	15,164	11,776	14,860	20,144	21,029	23,138
Restricted cash	31,490	16,279	21,253	16,351	10,770	12,857
Accounts receivable, net	38,204	39,814	36,364	33,483	34,834	30,727
Notes receivable (1)	5,104	5,127	5,152	5,159	7,247	7,898
Other assets and intangible assets, net	47,608	79,530	82,594	84,442	75,664	41,944

Total Assets	$2,758,057	$2,923,420	$2,922,251	$2,910,654	$2,862,505	$2,680,732

Liabilities and Equity
Liabilities:
Accounts payable and accrued liabilities	$41,612	$56,488	$44,673	$37,190	$48,375	$28,411
Common dividends payable	32,648	30,253	30,248	30,222	27,875	27,880
Preferred dividends payable	7,552	7,551	7,552	7,552	7,552	7,552
Unearned rents and interest	5,995	6,691	13,148	9,206	5,087	7,509
Line of credit	87,000	142,000	150,000	153,500	107,000	35,000
Long-term debt	963,621	1,049,179	1,052,180	1,055,067	1,201,623	1,106,423

Total Liabilities	1,138,428	1,292,162	1,297,801	1,292,737	1,397,512	1,212,775
Equity:
Common stock and additional paid in capital	1,790,570	1,785,848	1,783,852	1,781,104	1,637,040	1,633,554
Preferred stock at par value	167	167	167	167	167	167
Treasury stock	(44,743)	(39,762)	(39,069)	(36,812)	(36,804)	(29,968)
Loans to shareholders	—	—	(281)	(281)	(281)	(1,925)
Accumulated other comprehensive income	25,940	38,842	29,988	21,188	24,027	18,961
Distributions in excess of net income	(180,326)	(181,856)	(178,255)	(175,463)	(153,278)	(147,927)

Entertainment Properties Trust shareholders’ equity	1,591,608	1,603,239	1,596,402	1,589,903	1,470,871	1,472,862

Noncontrolling interests	28,021	28,019	28,048	28,014	(5,878)	(4,905)
Total Equity	1,619,629	1,631,258	1,624,450	1,617,917	1,464,993	1,467,957

Total Liabilities and equity	$2,758,057	$2,923,420	$2,922,251	$2,910,654	$2,862,505	$2,680,732

(1)	Includes related accrued interest receivable and is net of loan loss reserves.

Entertainment Properties Trust

Selected Operating Data

(Unaudited, dollars in thousands)

	1st Quarter 2011	4th Quarter 2010	3rd Quarter 2010	2nd Quarter 2010	1st Quarter 2010	4th Quarter 2009
Rental revenue and tenant reimbursements:
Theatres and adjacent retail	$57,894	$57,488	$57,298	$53,883	$53,735	$49,899
Vineyards and wineries	1,819	3,620	3,491	3,818	4,138	4,194
Metropolitan ski areas	318	316	315	315	315	312
Public charter schools	12	—	—	—	—	—
Mortgage and other financing income:
Public charter schools (1)	6,951	6,872	6,604	6,567	6,208	5,203
Metropolitan ski areas	3,410	3,410	3,398	3,398	3,358	3,338
Waterpark	2,965	2,940	2,940	2,902	2,825	2,824
Other	229	136	358	146	201	242
Other income	24	52	235	45	236	581

Total revenue	$73,622	$74,834	$74,639	$71,074	$71,016	$66,593

Property operating expense	6,357	6,860	6,722	5,962	6,225	6,382
Other expense	548	433	384	143	337	437
General and administrative expense	5,468	4,430	4,076	4,633	5,089	3,373
Costs associated with loan refinancing	6,388	—	—	11,383	—	—
Interest expense, net	18,845	19,298	19,280	16,999	16,945	16,702
Transaction costs	1,273	141	11	74	292	3,165
Provision for loan losses	—	—	—	—	700	5,197
Impairment charges	1,800	463	—	—	—	6,357
Depreciation and amortization	12,062	12,084	11,770	11,118	11,127	10,515
Equity in income from joint ventures	774	776	706	423	233	222

Income from continuing operations	21,655	31,901	33,102	21,185	30,534	14,687
Discontinued operations:
Income (loss) from discontinued operations	1,785	1,719	1,743	(5,466)	(2,679)	(1,321)
Gain on acquisition	—	555	—	—	8,468	—
Transaction costs	—	—	—	(37)	(7,232)	—
Gain (loss) on sale of real estate	18,293	—	198	(934)	—	—

Net income	41,733	34,175	35,043	14,748	29,091	13,366
Net loss (income) attributable to noncontrolling interests	(2)	28	(34)	840	984	899
Preferred dividend requirements	(7,552)	(7,551)	(7,552)	(7,552)	(7,552)	(7,550)

Net income available to common shareholders of Entertainment Properties Trust	$34,179	$26,652	$27,457	$8,036	$22,523	$6,715

(1)	Represents income from owned assets under a direct financing lease and one note receivable.

Entertainment Propertiest Trust

Funds From Operations

(Unaudited, dollars in thousands except per share information)

	1st Quarter 2011	4th Quarter 2010	3rd Quarter 2010	2nd Quarter 2010	1st Quarter 2010	4th Quarter 2009
Funds From Operations (“FFO”) (1):
Net income available to common shareholders of Entertainment Properties Trust	$34,179	$26,652	$27,457	$8,036	$22,523	$6,715
Loss (gain) on sale of real estate	(18,293)	—	(198)	934	—	—
Real estate depreciation and amortization	13,598	13,694	13,334	13,527	12,273	11,143
Allocated share of joint venture depreciation	109	90	81	72	65	66
Noncontrolling interest	—	—	—	(872)	(1,033)	(956)

FFO available to common shareholders of Entertainment Properties Trust	$29,593	$40,436	$40,674	$21,697	$33,828	$16,968

FFO per common share attributable to Entertainment Properties Trust:
Basic	$0.64	$0.87	$0.87	$0.48	$0.79	$0.43
Diluted	0.63	0.86	0.87	0.48	0.78	0.43

Shares used for computation (in thousands):
Basic	46,503	46,539	46,511	44,869	42,850	39,641
Diluted	46,805	46,893	46,809	45,214	43,141	39,901

(1)	See pages 29 and 30 for definitions.

Entertainment Properties Trust

Adjusted Funds From Operations

(Unaudited, dollars in thousands except per share information)

	1st Quarter 2011	4th Quarter 2010	3rd Quarter 2010	2nd Quarter 2010	1st Quarter 2010	4th Quarter 2009
Adjusted Funds from Operations (“AFFO”) (1):
FFO available to common shareholders of Entertainment Properties Trust	$29,593	$40,436	$40,674	$21,697	$33,828	$16,968
Adjustments:

Non-cash impairment charges and provision for loan losses	1,800	463	—	—	700	11,554
Transaction costs	1,273	141	11	111	7,524	3,165
Non-real estate depreciation and amortization	270	239	130	97	130	190
Deferred financing fees amortization	1,023	1,061	1,122	1,390	1,236	1,111
Costs associated with loan refinancing	6,388	—	—	15,620	—	—
Share-based compensation expense to management and trustees	1,367	1,188	1,187	1,172	1,163	1,069
Maintenance capital expenditures (2)	(1,602)	(2,559)	(2,872)	(163)	(288)	(108)
Straight-lined rental revenue	(518)	(642)	(426)	(469)	(346)	(696)
Non-cash portion of mortgage and other financing income	(1,258)	(1,274)	(1,201)	(1,257)	(2,006)	(1,855)
Amortization of above market leases, net	20	66	74	39	21	—
Gain on acquisition	—	(555)	—	—	(8,468)	—

AFFO available to common shareholders of Entertainment Properties Trust	$38,356	$38,564	$38,699	$38,237	$33,494	$31,398

Weighted average shares outstanding-diluted AFFO (in thousands)	46,805	46,893	46,809	45,214	43,141	39,901

AFFO per diluted common share	$0.82	$0.82	$0.83	$0.85	$0.78	$0.79

Dividends declared per common share	$0.70	$0.65	$0.65	$0.65	$0.65	$0.65

AFFO payout ratio (3)	85%	79%	78%	76%	83%	82%

(1)	See pages 29 and 30 for definitions.
(2)	Includes maintenance capital expenditures and certain second generation tenant improvements and leasing commissions.
(3)	AFFO payout ratio is calculated by dividing dividends declared per common share by AFFO per diluted common share.

Entertainment Properties Trust

Capital Structure at March 31, 2011

(Unaudited, dollars in thousands)

Consolidated Debt

Principal Payments Due on Long-Term Debt:

	Mortgages (1)		Term Loans/Bond/Capital Lease
Year	Amortization	Maturities	Amortization	Maturities	Credit Facility (2)	Senior Notes	Total	Weighted Avg Interest Rate
2011	$18,384	$—	$36	$9,216	$—	$—	$27,636	5.01%
2012	25,375	65,293	—	—	—	—	90,668	6.51%
2013	18,167	98,484	—	—	87,000	—	203,651	4.79%
2014	12,499	143,590	—	—	—	—	156,089	6.34%
2015	11,118	90,813	—	—	—	—	101,931	5.74%
2016	7,233	96,144	—	—	—	—	103,377	6.08%
2017	3,752	85,500	—	—	—	—	89,252	5.89%
2018	920	12,462	—	—	—	—	13,382	6.34%
2019	—	—	—	—	—	—	—	—
2020	—	—	—	—	—	250,000	250,000	7.75%
2021	—	—	—	—	—	—	—	—
Thereafter	—	4,000	—	10,635	—	—	14,635	1.69%

	$97,448	$596,286	$36	$19,851	$87,000	$250,000	$1,050,621	6.17%

	Balance	Weighted Avg Interest Rate	Weighted Avg Maturity (yrs)
Fixed Rate Secured Debt	$702,986	6.05%	4.0
Fixed Rate Unsecured Debt	250,000	7.75%	9.3
Variable Rate Secured Debt	10,635	0.26%	26.5
Variable Rate Unsecured Debt	87,000	3.26%	2.7

Total	$1,050,621	6.17%	5.3

(1)	Scheduled amortization and maturities represent only consolidated debt obligations.
(2)	Credit Facility Summary:

Commitment	Balance	Maturity	Rate at 3/31/2011

$382,500,000	$87,000,000	December 1, 2013	3.26%

Note: The facility includes an accordion feature in which the facility can be increased to up to $420 million subject to certain conditions, including lender consent.

Entertainment Propertiest Trust

Capital Structure at March 31, 2011 and December 31, 2010

(Unaudited, dollars in thousands)

Consolidated Debt (continued)

Summary of Long-Term Debt:

	March 31, 2011	December 31, 2010

Capital lease obligation, due December 31, 2011	$9,251	$9,251
Mortgage notes payable, 6.57%-6.73%, due October 1, 2012	44,115	44,473
Mortgage note payable, 6.63%, due November 1, 2012	24,667	24,866
Mortgage notes payable, 4.26%-9.01%, due February 10, 2013	111,328	112,982
Unsecured revolving variable rate credit facility, LIBOR + 3.00%, due December 1, 2013	87,000	142,000
Mortgage note payable, 6.84%, due March 1, 2014	104,539	103,127
Mortgage note payable, 5.58%, due April 1, 2014	59,232	59,537
Mortgage note payable, 5.56%, due June 5, 2015	33,025	33,182
Mortgage notes payable, 5.77%, due November 6, 2015	70,543	71,014
Mortgage notes payable, 5.84%, due March 6, 2016	39,688	39,944
Mortgage notes payable, 6.37%, due June 30, 2016	28,346	28,514
Mortgage notes payable, 6.10%, due October 1, 2016	25,473	25,625
Mortgage notes payable, 6.02%, due October 6, 2016	19,202	19,317
Mortgage note payable, 6.06%, due March 1, 2017	10,700	10,762
Mortgage note payable, 6.07%, due April 6, 2017	11,013	11,076
Mortgage notes payable, 5.73%-5.95%, due May 1, 2017	51,019	51,319
Mortgage note payable, 5.29%, due July 1, 2017	4,098	—
Mortgage notes payable, 5.86%, due August 1, 2017	26,119	26,268
Term loans payable, $82,958 at December 31, 2010 fixed through interest rate swaps at 5.11%-5.76%, $3,314 at December 31, 2010 at variable rates of LIBOR + 1.75%-2.00%, due December 1, 2017-June 5, 2018, paid in full February 7, 2011	—	86,272
Mortgage note payable, 6.19%, due February 1, 2018	16,039	16,171
Mortgage note payable, 7.37%, due July 15, 2018	10,589	10,844
Senior unsecured notes payable, 7.75%, due July 15, 2020	250,000	250,000
Bond payable, variable rate, due October 1, 2037	10,635	10,635
Mortgage note payable, 5.50%	4,000	4,000

Total	$1,050,621	$1,191,179

Entertainment Properties Trust

Capital Structure

Senior Notes

Senior Debt Ratings as of March 31, 2011

Moody’s	Baa3
Fitch	BBB-
Standard and Poor’s	BB+

Summary of Covenants

The Company’s outstanding bonds have a fixed interest rate at 7.75%. Interest on the senior notes is paid semiannually. The notes contain various covenants, including: (i) a limitation on incurrence of any debt which would cause the Company’s debt to adjusted total assets ratio to exceed 60%; (ii) a limitation on incurrence of any secured debt which would cause the Company’s secured debt to adjusted total assets ratio to exceed 40%; (iii) a limitation on incurrence of any debt which would cause the Company’s debt service coverage ratio to be less than 1.5 times; and (iv) the maintenance at all times of total unencumbered assets not less than 150% of the Company’s outstanding unsecured debt.

The following is a summary of the key financial covenants for our $250.0 million senior unsecured notes, as defined and calculated per the terms of our notes. These calculations, which are not based on U.S. generally accepted accounting principles, or GAAP, measurements, are presented to investors to show our ability to incur additional debt under the terms of our notes only and are not measures of our liquidity or performance. The actual amounts as of March 31, 2011 and December 31, 2010 are:

Note Covenants	Required	Actual 1st Quarter 2011 (1)	Actual 4th Quarter 2010
Limitation on incurrence of total debt (Total Debt/Total Assets)	< 60%	35%	38%
Limitation on incurrence of secured debt (Secured Debt/Total Assets)	< 40%	23%	25%
Debt service coverage (Consolidated Income Available for Debt Service/Annual Debt Service)	> 1.5 x	3.6x	3.6x

Maintenance of total unencumbered assets (Unencumbered Assets/Unsecured Debt)	> 150% of unsecured debt	502%	430%

(1)	See page 14 for detailed calculations

Entertainment Properties Trust

Capital Structure

Senior Notes

(Unaudited, dollars in thousands)

Covenant Calculations

Total Assets:	March 31, 2011	Total Debt:	March 31, 2011
Total Assets	$2,758,057	Secured debt obligations	$713,621
Add: accumulated depreciation	305,751	Unsecured debt obligations:
Less: intangible assets	(5,625)	Unsecured debt	337,000

Total Assets	$3,058,183	Oustanding letters of credit	—

		Derivatives at fair market value, net	6,640

Total Unencumbered Assets:	March 31, 2011	Total unsecured debt obligations:	343,640

Unencumbered real estate assets, gross	$1,516,115

Cash and cash equivalents	15,164	Total Debt	$1,057,261

Land held for development	184,457
Property under development	8,638

Total Unencumbered Assets	$1,724,374

Consolidated income available for debt service:	1st Quarter 2011	4th Quarter 2010	3rd Quarter 2010	2nd Quarter 2010	Trailing Twelve Months
Adjusted EBITDA	$61,249	$63,111	$63,457	$60,336	$248,153
Add (subtract): EBITDA of discontinued operations	3,592	3,568	3,445	4,564	$15,169
Less: straight-line rental revenue	(518)	(642)	(426)	(469)	(2,055)

Consolidated income available for debt service	$64,323	$66,037	$66,463	$64,353	$261,176

Annual Debt Service:
Interest expense, gross	$18,947	$19,404	$19,380	$17,100	$74,831
Interest expense from discontinued operations	—	—	—	3,208	3,208
Less: deferred financing fees amortization	(1,023)	(1,061)	(1,122)	(1,390)	(4,596)

Annual Debt Service	$17,924	$18,343	$18,258	$18,918	$73,443

Debt Service Coverage	3.6	3.6	3.6	3.4	3.6

Entertainment Properties Trust

Capital Structure at March 31, 2011

(Unaudited, dollars in thousands except share information)

Equity

Security	Shares Issued and Outstanding	Price per share at March 31, 2011	Liquidation Preference	Dividend Rate	Convertible

Common shares	46,640,807	$46.82	N/A	(1)	N/A
Series B	3,200,000	$24.35	$80,000	7.750%	N
Series C	5,400,000	$20.19	$135,000	5.750%	Y
Series D	4,600,000	$23.94	$115,000	7.375%	N
Series E	3,450,000	$27.63	$86,250	9.000%	Y

Calculation of Total Market Capitalization:

Common shares outstanding at March 31, 2011 multiplied by closing price at March 31, 2011	$2,183,723
Aggregate liquidation value of Series B preferred shares	80,000
Aggregate liquidation value of Series C preferred shares	135,000
Aggregate liquidation value of Series D preferred shares	115,000
Aggregate liquidation value of Series E preferred shares	86,250
Total long-term debt at March 31, 2011	1,050,621

Total consolidated market capitalization	$3,650,594

(1)	Quarterly dividend declared in the first quarter of 2011 was $0.70 per share.

Entertainment Properties Trust

Summary of Ratios

(Unaudited)

	1st Quarter 2011	4th Quarter 2010	3rd Quarter 2010	2nd Quarter 2010	1st Quarter 2010	4th Quarter 2009

Debt to total assets (book value)	38%	41%	41%	42%	46%	43%

Debt to total market capitalization	29%	32%	33%	36%	38%	37%

Debt to gross assets	34%	37%	37%	38%	42%	39%

Debt to Adjusted EBITDA (1)	4.29	4.72	4.74	5.01	5.51	5.06

Secured debt to secured assets (2)	60%	60%	61%	61%	52%	47%

Unencumbered real estate assets to total real estate assets (3)	56%	54%	53%	53%	17%	17%

Interest coverage ratio (4)	3.5	3.5	3.5	3.2	3.2	3.1

Fixed charge coverage ratio (4)	2.5	2.5	2.5	2.4	2.3	2.2

Debt service coverage ratio (4)	2.6	2.6	2.7	2.4	2.4	2.3

FFO payout ratio (5)	111%	76%	75%	135%	83%	151%

AFFO payout ratio (6)	85%	79%	78%	76%	83%	82%

(1)	Adjusted EBITDA is for the quarter annualized. See pages 29 and 30 for definitions.
(2)	Prior to June 30, 2010, includes previous secured revolving line of credit borrowing base assets.
(3)	Total real estate assets includes rental properties, gross, direct financing lease, net and mortgage notes receivable; excludes property under development and land held for development.
(4)	See page 17 for detailed calculation.
(5)	FFO payout ratio is calculated by dividing dividends declared per common share by FFO per diluted common share.
(6)	AFFO payout ratio is calculated by dividing dividends declared per common share by AFFO per diluted common share.

Entertainment Properties Trust

Calculation of Interest, Fixed Charge and Debt Service Coverage Ratios

(Unaudited, dollars in thousands)

	1st Quarter 2011	4th Quarter 2010	3rd Quarter 2010	2nd Quarter 2010	1st Quarter 2010	4th Quarter 2009

Interest Coverage Ratio (1):
Net income	$41,733	$34,175	$35,043	$14,748	$29,091	$13,366
Impairment charges	1,800	463	—	—	—	6,357
Provision for loan losses	—	—	—	—	700	5,197
Transaction costs	1,273	141	11	111	7,524	3,165
Interest expense, gross	18,947	19,404	19,380	20,308	19,327	18,544
Depreciation and amortization	13,869	13,933	13,458	13,632	12,403	11,336
Share-based compensation expense to management and trustees	1,367	1,188	1,187	1,172	1,163	1,069
Costs associated with loan refinancing	6,388	—	—	15,620	—	—
Interest cost capitalized	(97)	(105)	(103)	(92)	(83)	(83)
Straight-line rental revenue	(518)	(642)	(426)	(469)	(346)	(696)
Loss (gain) on sale of real estate from discontinued operations	(18,293)	—	(198)	934	—	—
Gain on acquisition	—	(555)	—	—	(8,468)	—

Interest coverage amount	$66,469	$68,002	$68,352	$65,964	$61,311	$58,255

Interest expense, net	$18,845	$19,298	$19,276	$20,207	$19,219	$18,441
Interest income	5	1	1	9	25	20
Interest cost capitalized	97	105	103	92	83	83

Interest expense, gross	$18,947	$19,404	$19,380	$20,308	$19,327	$18,544

Interest coverage ratio	3.5	3.5	3.5	3.2	3.2	3.1

Fixed Charge Coverage Ratio (1):
Interest coverage amount	$66,469	$68,002	$68,352	$65,964	$61,311	$58,255

Interest expense, gross	$18,947	$19,404	$19,380	$20,308	$19,327	$18,544
Preferred share dividends	7,552	7,551	7,552	7,552	7,552	7,550

Fixed charges	$26,499	$26,955	$26,932	$27,860	$26,879	$26,094

Fixed charge coverage ratio	2.5	2.5	2.5	2.4	2.3	2.2

Debt Service Coverage Ratio (1):
Interest coverage amount	$66,469	$68,002	$68,352	$65,964	$61,311	$58,255

Interest expense, gross	$18,947	$19,404	$19,380	$20,308	$19,327	$18,544
Recurring principal payments	6,262	6,501	6,286	7,722	6,753	6,595

Debt service	$25,209	$25,905	$25,666	$28,030	$26,080	$25,139

Debt service coverage ratio	2.6	2.6	2.7	2.4	2.4	2.3

(1)	See pages 29 and 30 for definitions. Amounts above include the impact of discontinued operations, which is separately classified in the income statement.

Entertainment Properties Trust

Reconciliation of Interest Coverage Amount to Net Cash Provided by Operating Activities

(Unaudited, dollars in thousands)

The interest coverage amount per the table on the previous page is a non-GAAP financial measure and should not be considered an alternative to any GAAP liquidity measures. It is most directly comparable to the GAAP liquidity measure, “Net cash provided by operating activities,” and is not directly comparable to the GAAP liquidity measures, “Net cash used in investing activities” and “Net cash provided by financing activities.” The interest coverage amount can be reconciled to “Net cash provided by operating activities” per the consolidated statements of cash flows as follows:

	1st Quarter 2011	4th Quarter 2010	3rd Quarter 2010	2nd Quarter 2010	1st Quarter 2010	4th Quarter 2009
Net cash provided by operating activities	35,004	53,251	$52,497	$41,151	$33,492	$35,951

Equity in income from joint ventures	774	776	706	423	233	222
Distributions from joint ventures	(652)	(831)	(796)	(586)	(269)	(243)
Amortization of deferred financing costs	(1,023)	(1,061)	(1,122)	(1,390)	(1,236)	(1,111)
Amortization of above market leases, net	(20)	(66)	(74)	(39)	(21)	—
Increase (decrease) in mortgage notes accrued interest receivable	—	—	—	(2,154)	2,982	808
Increase (decrease) in restricted cash	(740)	1,467	675	(2,789)	(304)	1,463
Increase (decrease) in accounts receivable, net	(1,353)	2,916	1,592	1,143	2,246	1,394
Increase (decrease) in notes and accrued interest receivable	(23)	(25)	(8)	(69)	49	5
Increase in direct financing lease receivable	1,255	1,246	1,167	1,223	1,114	967
Increase (decrease) in other assets	1,416	(732)	1,094	(516)	3,536	(1,090)
Decrease (increase) in accounts payable and accrued liabilities	7,572	(7,556)	(6,386)	(1,576)	(6,660)	(1,073)
Decrease (increase) in unearned rents	25	(181)	145	1,623	(273)	32
Straight-line rental revenue	(518)	(642)	(426)	(469)	(346)	(696)
Interest expense, gross	18,947	19,404	19,380	20,308	19,327	18,544
Interest cost capitalized	(97)	(105)	(103)	(92)	(83)	(83)
Costs associated with loan refinancing (cash portion)	4,629	—	—	9,662	—	—
Transaction costs	1,273	141	11	111	7,524	3,165

Interest coverage amount (1)	$66,469	$68,002	$68,352	$65,964	$61,311	$58,255

(1)	See pages 29 and 30 for definitions. Amounts above include the impact of discontinued operations, which is separately classified in the income statement.

Entertainment Properties Trust

Capital Spending and Disposition Summaries

(Unaudited, dollars in thousands)

2011 Capital Spending:

Description	Location	Capital Spending Three Months Ended March 31, 2011

Investment in direct financing lease related to public charter schools	various	2,113

Acquisition of four theatre portfolio	various	37,761

Acquisition of public charter school property	Baton Rouge, LA	4,280

Additions to mortgage note receivable for development of Schlitterbahn Vacation Village	Kansas City, KS	1,524

Development of entertainment retail center	Suffolk, VA	958

Investment in unconsolidated joint ventures	various	2,746

Investment in theatre development projects	various	981

Capitalized building improvements and tenant improvements		17

Total investment spending		$50,380

Other capital acquisitions, net	various	1,456

Total capital spending		$51,836

2011 Dispositions:

Description	Location	Date of Disposition	Net Sales Proceeds

Toronto Dundas Square	Toronto, Ontario	March 2011	$222,701

Entertainment Properties Trust

Financial Information by Asset Type

For the Three Months Ended March 31, 2011

(Unaudited, dollars in thousands)

	Theatres and Adjacent Retail*	Public Charter Schools	Metropolitan Ski Areas	Vineyards and Wineries	Waterpark/ Concord Development	Subtotal	Unallocated	Consolidated
Rental revenue	$53,233	12	$318	$1,819	$—	$55,382	$—	$55,382
Tenant reimbursements	4,661	—	—	—	—	4,661	—	4,661
Other income	23	—	—	—	1	24	—	24
Mortgage and other financing income	81	6,951	3,410	148	2,965	13,555	—	13,555

Total revenue	57,998	6,963	3,728	1,967	2,966	73,622	—	73,622

Property operating expense	6,013	—	—	211	133	6,357	—	6,357
Other expense	—	—	—	212	101	313	235	548

Total investment expenses	6,013	—	—	423	234	6,670	235	6,905

General and administrative expense	—	—	—	—	—	—	5,468	5,468
Transaction costs	—	—	—	—	—	—	1,273	1,273
Impairment charge	—	—	—	—	—	—	1,800	1,800

EBITDA - continuing operations	$51,985	$6,963	$3,728	$1,544	$2,732	$66,952	$(6,976)	$58,176

	78%	10%	6%	2%	4%	100%

Add: transaction costs							1,273	1,273
Add: impairment charge							1,800	1,800

Adjusted EBITDA - continuing operations								$61,249
Reconciliation to Consolidated Statements of Income:
Costs associated with loan refinancing							(6,388)	(6,388)
Interest expense, net							(18,845)	(18,845)
Transaction costs							(1,273)	(1,273)
Impairment charge							(1,800)	(1,800)
Depreciation and amortization							(12,062)	(12,062)
Equity in income from joint ventures							774	774
Discontinued operations:
Income from discontinued operations							1,785	1,785
Gain on sale of real estate							18,293	18,293

Net income								41,733
Noncontrolling interests							(2)	(2)
Preferred dividend requirements							(7,552)	(7,552)

Net income available to common shareholders								$34,179

*	Includes 8.9 million square feet of megaplex theatres and 1.5 million square feet of retail at March 31, 2011

Entertainment Properties Trust

Financial Information by Asset Type

For the Three Months Ended March 31, 2010

(Unaudited, dollars in thousands)

	Theatres and Adjacent Retail*	Public Charter Schools	Metropolitan Ski Areas	Vineyards and Wineries	Waterpark/ Concord Development	Subtotal	Unallocated	Consolidated
Rental revenue	$49,456	$—	$315	$4,138	$—	$53,909	$—	$53,909
Tenant reimbursements	4,279	—	—	—	—	4,279	—	4,279
Other income	205	—	—	31	—	236	—	236
Mortgage and other financing income	139	6,208	3,358	—	2,825	12,530	62	12,592

Total revenue	54,079	6,208	3,673	4,169	2,825	70,954	62	71,016

Property operating expense	5,535	—	—	690	—	6,225	—	6,225
Other expense	216	—	—	114	—	330	7	337

Total investment expenses	5,751	—	—	804	—	6,555	7	6,562

General and administrative expense	—	—	—	—	—	—	5,089	5,089
Transaction costs	—	—	—	—	—	—	292	292
Provision for loan losses	—	—	—	—	—	—	700	700

EBITDA - continuing operations	$48,328	$6,208	$3,673	$3,365	$2,825	$64,399	$(6,026)	$58,373

	75%	10%	6%	5%	4%	100%

Add: transaction costs							292	292
Add: provision for loan losses							700	700

Adjusted EBITDA - continuing operations								$59,365
Reconciliation to Consolidated Statements of Income:
Interest expense, net							(16,945)	(16,945)
Transaction costs							(292)	(292)
Provision for loan losses							(700)	(700)
Depreciation and amortization							(11,127)	(11,127)
Equity in income from joint ventures							233	233
Discontinued operations:
Loss from discontinued operations							(2,679)	(2,679)
Gain on acquisition							8,468	8,468
Transaction costs							(7,232)	(7,232)

Net income								29,091
Noncontrolling interests							984	984
Preferred dividend requirements							(7,552)	(7,552)

Net income available to common shareholders								$22,523

*	Includes 7.9 million square feet of megaplex theatres and 2.1 million square feet of retail at March 31, 2010

Entertainment Properties Trust

Financial Information by Asset Type - Discontinued Operations

(Unaudited, dollars in thousands)

For the Three Months Ended March 31, 2011

	Theatres and Adjacent Retail	Vineyards and Wineries	Unallocated	Consolidated
Rental revenue	$4,003	$—	$—	$4,003
Tenant reimbursements	2,346	—	—	2,346

Total revenue	6,349	—	—	6,349

Property operating expense	2,757	—	—	2,757
Other expense	—		—	—

Total investment expenses	2,757	—	—	2,757

EBITDA and Adjusted EBITDA - discontinued operations	$3,592	$—	$—	$3,592

Reconciliation to Consolidated Statements of Income:
Depreciation and amortization				(1,807)
Gain on sale of real estate				18,293

Income from discontinued operations				$20,078

For the Three Months Ended March 31, 2010

	Theatres and Adjacent Retail	Vineyards and Wineries	Unallocated	Consolidated
Rental revenue	$3,062	$—	$—	$3,062
Tenant reimbursements	1,382	—	—	1,382

Total revenue	4,444	—	—	4,444

Property operating expense	3,509	—	—	3,509
Other expense	—	64	—	64

Total investment expenses	3,509	64	—	3,573
Transaction costs	7,232	—	—	7,232

EBITDA - discontinued operations	$(6,297)	$(64)	$—	$(6,361)

Add: transaction costs				7,232

Adjusted EBITDA - discontinued operations				$871
Reconciliation to Consolidated Statements of Income:
Transaction costs				(7,232)
Interest expense, net				(2,274)
Depreciation and amortization				(1,276)
Gain on acquisition				8,468

Loss from discontinued operations				$(1,443)

Entertainment Properties Trust

Investment Information by Asset Type

As of March 31, 2011 and December 31, 2010

(Unaudited, dollars in thousands)

	As of March 31, 2011
	Retail/ Theatres	Public Charter Schools	Vineyards and Wineries	Metropolitan Ski Areas	Waterpark/ Concord Development	Consolidated
Rental properties, net of accumulated depreciation	$1,662,182	$4,279	$189,198	$11,435	$—	$1,867,094
Add back accumulated depreciation on rental properties	286,074	—	18,104	1,573	—	305,751
Land held for development	4,457	—	—	—	180,000	184,457
Property under development	8,638	—	—	—	—	8,638
Mortgage notes and related accrued interest receivable, net	—	—	—	136,410	170,517	306,927
Investment in a direct financing lease, net	—	229,801	—	—	—	229,801
Investment in joint ventures	23,570	—	—	—	—	23,570
Intangible assets, net of accumulated amortization	5,625	—	—	—	—	5,625
Add back accumulated amortization on intangible assets	9,049	—	—	—	—	9,049
Notes receivable and related accrued interest receivable, net	168	3,751	1,185	—	—	5,104

Total investments (1)	$1,999,763	$237,831	$208,487	$149,418	$350,517	$2,946,016

% of total investments	68%	8%	7%	5%	12%	100%

	As of December 31, 2010
	Retail/ Theatres	Public Charter Schools	Vineyards and Wineries	Metropolitan Ski Areas	Waterpark/ Concord Development	Consolidated
Rental properties, net of accumulated depreciation	$1,822,689	$—	$192,422	$11,512	$—	$2,026,623
Add back accumulated depreciation on rental properties	279,106	—	16,467	1,495	—	297,068
Land held for development	4,457	—	—	—	180,000	184,457
Property under development	5,967	—	—	—	—	5,967
Mortgage notes and related accrued interest receivable, net	—	—	—	136,410	168,994	305,404
Investment in a direct financing lease, net	—	226,433	—	—	—	226,433
Investment in joint ventures	22,010	—	—	—	—	22,010
Intangible assets, net of accumulated amortization	35,644	—	—	—	—	35,644
Add back accumulated amortization on intangible assets	11,479	—	—	—	—	11,479
Notes receivable and related accrued interest receivable, net	166	3,751	1,210	—	—	5,127

Total investments (1)	$2,181,518	$230,184	$210,099	$149,417	$348,994	$3,120,212

% of total investments	70%	7%	7%	5%	11%	100%

(1)	See pages 29 and 30 for definitions.

Entertainment Properties Trust

Lease Expirations Excluding Non-Theatre Retail

As of March 31, 2011

(Unaudited, dollars in thousands)

	Megaplex Theatres			Public Charter Schools			Vineyards and Wineries
Year	Total Number of Leases Expiring	Revenue for the Trailing Twelve Months Ended March 31, 2011 (1)	% of Total Rental Revenue	Total Number of Leases Expiring	Financing Income for the Trailing Twelve Months Ended March 31, 2011	% of Total Mortgage and other financing income	Total Number of Leases Expiring	Rental Revenue for the Twelve Months Ended March 31, 2011	% of Total Rental Revenue
2011	4	9,707	4%	—	—	—	—	—	—
2012	3	7,333	3%	—	—	—	—	—	—
2013	4	14,444	6%	—	—	—	—	—	—
2014	—	—	—	—	—	—	—	—	—
2015	3	9,195	4%	—	—	—	—	—	—
2016	2	3,993	2%	—	—	—	—	—	—
2017	3	4,676	2%	—	—	—	1	1,633	1%
2018	17	24,666	10%	—	—	—	4	9,230	4%
2019	7	22,164	9%	—	—	—	1	1,354	1%
2020	7	8,854	4%	—	—	—	—
2021	3	7,220	3%	—	—	—	—	—	—
2022	9	15,951	7%	—	—	—	—	—	—
2023	2	2,294	1%	—	—	—	—	—	—
2024	8	14,432	6%	—	—	—	—	—	—
2025	7	14,245	6%	—	—	—	—	—	—
2026	5	7,126	3%	—	—	—	—	—	—
2027	3	3,939	2%	—	—	—	—	—	—
2028	1	1,060	0%	—	—	—	—	—	—
2029	15	14,125	6%	—	—	—	—	—	—
2030	—	—	—	—	—	—	—	—	—
Thereafter	4	314	0%	27	26,648	50%	—	—	—

	107	$185,738	78%	27	$26,648	50%	6	$12,217	6%

Note: This schedule relates to consolidated assets only and excludes non-theatre retail. One owned ski property is excluded from this schedule and the remaining ski property investments are held in mortgage notes receivable which are included on page 28.

(1)	Consists of rental revenue and tenant reimbursements.

Entertainment Properties Trust

Top Ten Customers by Revenue from Continuing Operations

(Unaudited, dollars in thousands)

Customers	Asset Type	Total Revenue For The Three Months Ended March 31, 2011	Percentage of Total Revenue

1. American Multi-Cinema, Inc.	Retail/Theatres	$26,340	36%

2. Rave Cinemas/Rave Review Cinemas	Retail/Theatres	7,187	10%

3. Imagine Schools, Inc.	Public Charter Schools	6,866	9%

4. Regal Cinemas, Inc.	Retail/Theatres	4,953	7%

5. Cinemark USA, Inc.	Retail/Theatres	4,153	6%

6. Peak Resorts, Inc.	Metropolitan Ski Areas	3,728	5%

7. SVVI, LLC	Waterparks	2,966	4%

8. Southern Theatres, LLC	Retail/Theatres	2,813	4%

9. Ascentia Wine Estates, LLC	Vineyards and Wineries	1,066	1%

10. Muvico Entertainment, LLC	Retail/Theatres	987	1%

Total		$61,059	83%

Entertainment Properties Trust

Mortgage Notes Receivable

(Unaudited, dollars in thousands)

Summary of Mortgage Notes Receivable

	March 31, 2011	December 31, 2010
Mortgage note and related accrued interest receivable, 10.00%, due April 1, 2012	$33,677	$33,677
Mortgage notes and related accrued interest receivable, 7.00% and 10.00%, due May 1, 2019	170,517	168,994
Mortgage note, 9.67%, due March 10, 2027	8,000	8,000
Mortgage notes, 10.30%, due April 3, 2027	62,500	62,500
Mortgage note, 9.54%, due October 30, 2027	32,233	32,233

Total mortgage notes and related accrued interest receivable	$306,927	$305,404

Payments Due on Mortgage Notes Receivable

As of March 31, 2011
Year:
2011	$—
2012	33,677
2013	—
2014	—
2015	—
Thereafter	273,250

Total	$306,927

Entertainment Properties Trust

Notes Receivable

(Unaudited, dollars in thousands)

Summary of Notes Receivable

	March 31, 2011	December 31, 2010
Note and related accrued interest receivable, 9.23%, due August 31, 2012	$3,751	$3,751
Note and related accrued interest receivable, 6.00%, due December 31, 2017	1,307	1,332
Notes and related accrued interest receivable, 12.00% to 15.00%, past due (1)	8,074	8,074
Other	168	166

Total notes and related accrued interest receivable	$13,300	$13,323
Less: Loan loss reserves	(8,196)	(8,196)

Total notes and related accrued interest receivable, net	$5,104	$5,127

(1)	Note receivable is impaired as of March 31, 2011 and is shown below as past due. In accordance with the Company’s accounting policy, interest income is being recognized on a cash basis.

Payments Due on Notes Receivable

As of March 31, 2011
Year:
Past due (100% reserved)	$8,074
2011	7
2012	3,751
2013	—
2014	—
2015	—
Thereafter	1,468

Total	$13,300

Entertainment Properties Trust

Summary of Unconsolidated Joint Ventures

As of and for the Three Months Ended March 31, 2011

(Unaudited, dollars in thousands)

Atlantic EPR-I

EPR investment interest: 31.8%

EPR preferred interest: 15% priority return on $14.9 million

Income recognized for the three months ended March 31, 2011: $674

Distributions received for the three months ended March 31, 2011: $549

Unaudited condensed financial information for Atlantic-EPR I is as follows as of and for the three months ended March 31, 2011 and 2010:

	2011	2010
Rental properties, net	$26,507	$27,152
Cash	581	141
Long-term debt (paid in full, May 2010)	—	14,887
Partners’ equity	27,225	12,309
Rental revenue	1,130	1,108
Net income	407	619

Atlantic EPR-II

EPR investment interest: 23.9%

Income recognized for the three months ended March 31, 2011: $96

Distributions received for the three months ended March 31, 2011: $103

Unaudited condensed financial information for Atlantic-EPR II is as follows as of and for the three months ended March 31, 2011 and 2010:

	2011	2010
Rental properties, net	$20,922	$21,383
Cash	244	117
Long-term debt (due September 2013)	12,505	12,862
Note payable to Entertainment Properties Trust	117	117
Partners’ equity	8,180	8,289
Rental revenue	722	722
Net income	359	348

Ningbo PIC, Nanqiao PIC, Shanghai Himalaya PIC and Shanghai SFG-EPR Cinema

EPR investment interest: 30.0%, 49.0%, 49.0% and 49.0%, respectively

EPR investment: $4,231

Income recognized for the three months ended March 31, 2011: $4

Distributions received for the three months ended March 31, 2011: $0

Entertainment Properties Trust

Definitions-Non-GAAP Financial Measures

EBITDA AND ADJUSTED EBITDA

EBITDA is a widely used financial measure in many industries, including the REIT industry, and is presented to assist investors and analysts in analyzing the performance of the Company. Management utilizes EBITDA in its analysis of the business and operations of the Company and believes it is useful to investors because it excludes various items included in net income that are not indicative of operating performance, such as gains (or losses) from sales of property and depreciation and amortization and is used in computing various financial ratios as a measure of operational performance. The Company computes EBITDA - continuing operations as the sum of net income plus costs associated with loan refinancing, interest expense (net), depreciation and amortization, gain on acquisition of real estate, noncontrolling interests, equity in income from joint ventures and discontinued operations. EBITDA - discontinued operations is computed in the same manner but only as it relates to discontinued operations. Adjusted EBITDA - continuing operations is presented to also add back the effect of non-cash impairment charges, the provision for loan losses and transaction costs. Adjusted EBITDA - discontinued operations is computed in the same manner but only as it relates to discontinued operations.

The Company’s method of calculating EBITDA and Adjusted EBITDA may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. EBITDA and Adjusted EBITDA do not represent cash generated from operations as defined by U.S. generally accepted accounting principles (“GAAP”) and are not indicative of cash available to fund all cash needs, including distributions. These measures should not be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity.

FUNDS FROM OPERATIONS (“FFO”)

The National Association of Real Estate Investment Trusts (“NAREIT”) developed FFO as a relative non-GAAP financial measure of performance of an equity REIT in order to recognize that income-producing real estate historically has not depreciated on the basis determined under GAAP and management provides FFO herein because it believes this information is useful to investors in this regard. FFO is a widely used measure of the operating performance of real estate companies and is provided here as a supplemental measure to GAAP net income available to common shareholders and earnings per share. FFO, as defined under the NAREIT definition and presented by us, is net income available to common shareholders, computed in accordance with GAAP, excluding gains and losses from sales of depreciable operating properties, plus real estate related depreciation and amortization, and after adjustments for unconsolidated partnerships, joint ventures and other affiliates. Adjustments for unconsolidated partnerships, joint ventures and other affiliates are calculated to reflect FFO on the same basis. FFO is a non-GAAP financial measure. FFO does not represent cash flows from operations as defined by GAAP and is not indicative that cash flows are adequate to fund all cash needs and is not to be considered an alternative to net income or any other GAAP measure as a measurement of the results of our operations or our cash flows or liquidity as defined by GAAP. It should also be noted that not all REITs calculate FFO the same way so comparisons with other REITs may not be meaningful.

ADJUSTED FUNDS FROM OPERATIONS (“AFFO”)

In addition to FFO, we present AFFO by adding to FFO non-cash impairment charges, provision for loan losses, transaction costs, non-real estate depreciation and amortization, deferred financing fees amortization, costs associated with loan refinancing, share-based compensation expense to management and trustees and amortization of above market leases, net; and subtracting maintenance capital expenditures (including second generation tenant improvements and leasing commissions), straight-lined rental revenue, the non-cash portion of mortgage and other financing income and gain on acquisition. AFFO is a widely used measure of the operating performance of real estate companies and is provided here as a supplemental measure to GAAP net income available to common shareholders and earnings per share and management provides AFFO herein because it believes this information is useful to investors in this regard. AFFO is a non-GAAP financial measure. AFFO does not represent cash flows from operations as defined by GAAP and is not indicative that cash flows are adequate to fund all cash needs and is not to be considered an alternative to net income or any other GAAP measure as a measurement of the results of our operations or our cash flows or liquidity as defined by GAAP. It should also be noted that not all REITs calculate AFFO the same way so comparisons with other REITs may not be meaningful.

Entertainment Properties Trust

Definitions-Non-GAAP Financial Measures

INTEREST COVERAGE RATIO

The interest coverage ratio is calculated as the interest coverage amount divided by interest expense, gross. We calculate the interest coverage amount by adding to net income impairment charges, provision for loan losses, transaction costs, interest expense, gross (including interest expense in discontinued operations), depreciation and amortization, share-based compensation expense to management and trustee and costs associated with loan refinancing; subtracting interest cost capitalized, straight-line revenue, gain or loss on sale of real estate from discontinued operations and gain on acquisition. We calculated interest expense, gross, by adding to interest expense, net, interest income and interest cost capitalized. We consider the interest coverage ratio to be an appropriate supplemental measure of a company’s ability to meet its interest expense obligations and management believes it is useful to investors in this regard. Our calculation of the interest coverage ratio may be different from the calculation used by other companies, and therefore, comparability may be limited. This information should not be considered as an alternative to any GAAP liquidity measures.

FIXED CHARGE COVERAGE RATIO

The fixed charge coverage ratio is calculated in exactly the same manner as the interest coverage ratio, except that preferred share dividends are also added to the denominator. We consider the fixed charge coverage ratio to be an appropriate supplemental measure of a company’s ability to make its interest and preferred share dividend payments and management believes it is useful to investors in this regard. Our calculation of the fixed charge coverage ratio may be different from the calculation used by other companies and, therefore, comparability may be limited. This information should not be considered as an alternative to any GAAP liquidity measures.

DEBT SERVICE COVERAGE RATIO

The debt service coverage ratio is calculated in exactly the same manner as the interest coverage ratio, except that recurring principal payments are also added to the denominator. We consider the debt service coverage ratio to be an appropriate supplemental measure of a company’s ability to make its debt service payments and management believes it is useful to investors in this regard. Our calculation of the debt service coverage ratio may be different from the calculation used by other companies and, therefore, comparability may be limited. This information should not be considered as an alternative to any GAAP liquidity measures.

TOTAL INVESTMENTS

Total investments is a non-GAAP financial measure defined as the sum of the carrying values of rental properties (before accumulated depreciation), land held for development, property under development, mortgage notes receivable (including related accrued interest receivable), investment in a direct financing lease, net, investment in joint ventures, intangible assets (before accumulated amortization) and notes receivable and related accrued interest receivable, net. Total investments is a useful measure for management and investors as it illustrates across which asset categories the Company’s funds have been invested.